                                                                   EXHIBIT 10.37

                            ZIFF DAVIS HOLDINGS INC.
                                28 E. 28th Street
                               New York, NY 10016


                                February 25, 2005


Robert Callahan
1 Apawamis Road
Rye, NY 10580


Dear Bob:

            Reference is made to that certain Amended and Restated Executive Agreement, dated as of April 30, 2002, by and among Ziff Davis Holdings Inc., Ziff Davis Publishing Inc. and you (the "Executive Agreement"), as amended by that certain letter agreement dated as of December 30, 2004 by and among Ziff Davis Holdings Inc., Ziff Davis Publishing Inc. and you (the "Amendment"). The Executive Agreement, after giving effect to the Amendment, is referred to herein as the "Amended Executive Agreement". Capitalized terms used, but not otherwise defined, herein shall have the meanings given to such terms in the Amended Executive Agreement.

            This will reflect our agreement that the Amended Executive Agreement is amended as follows: the references to "February 28, 2005" in Section 11(a),
Section 11(c) and the first sentence of Section 11(d) of the Amended Executive Agreement are each replaced with references to "March 31, 2005."

            Except as amended hereby, the Amended Executive Agreement remains in full force and effect. This letter agreement shall be construed in accordance with, and form an integral part of, the Amended Executive Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this letter agreement on the date first written above.

                                    ZIFF DAVIS HOLDINGS INC.

                                    By:  ________________________
                                    Its: ________________________


                                    ZIFF DAVIS PUBLISHING INC.

                                    By:  ________________________
                                    Its: ________________________


                                    EXECUTIVE:

                                    ____________________________
                                    Robert Callahan

                     CONSENT TO AMENDMENT OF PRIOR AGREEMENT


WS Fund III hereby consents to the foregoing amendment of the Executive Agreement by and among Ziff Davis Holdings Inc., Ziff Davis Publishing Inc. and Robert Callahan, dated April 30, 2002, as amended by that certain letter agreement, dated as of December 30, 2004, by and among Ziff Davis Holdings Inc., Ziff Davis Publishing Inc. and Robert Callahan. This signature is solely for the purpose of consenting to such amendment and shall not have any other significance or effect.


                             WILLIS STEIN & PARTNERS III, L.P.
                             WILLIS STEIN & PARTNERS DUTCH III-A, L.P.
                             WILLIS STEIN & PARTNERS DUTCH III-B, L.P.
                             WILLIS STEIN & PARTNERS III-C, L.P.

                             By:  Willis Stein & Partners Management III, L.P.
                             Its: General Partner

                             By:  Willis Stein & Partners Management III, L.L.C.
                             Its: General Partner

                             By:  ________________________________
                             Its: Member


                                       3